                                  SCHEDULE 14A
                                 (RULE 14-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Correctional Properties Trust

-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:
    (2)  Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)  Proposed maximum aggregate value of transaction:
    (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                      (Correctional Properties Trust Logo)

EXECUTIVE OFFICES
3300 PGA Boulevard, Suite 430
Palm Beach Gardens, Florida 33410

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS ON APRIL 25, 2000

The Annual Meeting of the Shareholders of Correctional Properties Trust, a Maryland real estate investment trust (the "Trust"), will be held on Tuesday, April 25, 2000, at 2:00 p.m. at the Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida, for the purpose of considering and acting on the following matters:

     (1) the election of three Trustees for a three-year term until the 2003 Annual Meeting and until their successors have been duly elected and qualified;

     (2) ratification of the action of the Board of Trustees in approving and adopting the Correctional Properties Trust 2000 Stock Option Plan;

     (3) ratification of the action of the Board of Trustees in appointing the firm of Arthur Andersen LLP to be the independent certified public accountants of the Trust for the fiscal year 2000; and

     (4) the transaction of any other business that may properly come before the meeting or any adjournments thereof.

Only shareholders of record at the close of business on March 13, 2000, the record date and time fixed by the Board of Trustees, are entitled to notice of and to vote at said meeting.

ALL SHAREHOLDERS ARE URGED EITHER TO ATTEND THE MEETING IN PERSON
OR TO VOTE BY PROXY.

You are requested to promptly sign and mail the enclosed proxy, which is being solicited on behalf of the Board of Trustees, regardless of whether you expect to be present at this meeting. A postage-paid return envelope is enclosed for that purpose. If you attend the meeting in person, you may, if you wish, revoke your proxy and vote in person.

By order of the Board of Trustees.

                                               Patrick T. Hogan
                                               Vice President, Chief Financial
                                               Officer,
                                               Secretary and Treasurer

March 24, 2000

PROXY STATEMENT

                                                                  March 24, 2000

Correctional Properties Trust
Executive Offices
3300 PGA Boulevard, Suite 430
Palm Beach Gardens, Florida 33410
Telephone: (561) 630-6336

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Correctional Properties Trust, a Maryland real estate investment trust (the "Trust"), for the Annual Meeting of Shareholders to be held at the Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida, at 2:00 pm on April 25, 2000, and all adjournments thereof. Please note the Proxy Card provides a means to withhold authority to vote for any individual trustee-nominee. Also note the format of the Proxy Card which provides an opportunity to specify your choice between approval, disapproval or abstention with respect to both the proposal to ratify the appointment of Arthur Andersen LLP as independent certified public accountants of the Trust for the fiscal year 2000, and the proposal to ratify the action of the Board of Trustees in approving and adopting the Correctional Properties Trust 2000 Stock Option Plan. If the enclosed Proxy Card is executed properly and returned, the shares represented will be voted in accordance with those instructions. If no instructions are given, the Proxy Card will be voted as follows:

          FOR - The election of the Trustees nominated by the Board of Trustees

          FOR - The proposal to ratify the action of the Board of Trustees in approving and adopting the Correctional Properties Trust 2000 Stock Option Plan

          FOR  -  The proposal to ratify the appointment of Arthur
                  Andersen LLP as the independent certified public accountants of the Trust for fiscal year 2000

                  In the discretion of the Proxies on such other business as may properly come before the meeting or any adjournment thereof.

Holders of record of the Trust's common shares of beneficial interest (the "Common Shares"), as of the close of business on March 13, 2000 will be entitled to one vote for each share standing in their name on the books of the Trust.

On March 13, 2000, 7,130,000 Common Shares were outstanding. The Common Shares will vote as a single class for the election of Trustees, to ratify the appointment of Arthur Andersen LLP as the independent certified public accountants for the Trust for the fiscal year 2000, to ratify the action of the Board of Trustees in adopting the Correctional Properties Trust 2000 Stock Option Plan, and on any other matter that may properly come before the meeting.

The presence, in person or by proxy, of holders entitled to cast at least a majority of all the votes entitled to be cast is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under Maryland Law, abstentions will count towards the presence of a quorum but are not counted as votes cast and will have no effect on the votes for the election of Trustees, the approval of the adoption of the Correctional Properties Trust 2000 Stock Option Plan, or the proposal to ratify the appointment of Arthur Anderson LLP.

Any person giving a proxy has the power to revoke it any time before it is voted by written notice to the Trust, by executing a proxy having a later date or by attending the meeting and voting in person.

The cost of preparing, assembling and mailing this Proxy Statement material will be borne by the Trust. It is contemplated that the solicitation of proxies will be entirely by mail. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders of the Trust on or about March 24, 2000.

PROPOSAL NO. 1
THE ELECTION OF TRUSTEES

The Board of Trustees is comprised of nine (9) members consisting of three classes. Each class is elected to serve a three year staggered term. Unless instructed otherwise, the persons named on the accompanying Proxy Card will vote for the election of the nominees named below to serve for the ensuing three-year period and until their successors are elected and have qualified. All three (3) of the nominees, George R. Wackenhut, Anthony D. Travisono and Clarence E. Anthony are presently Class II Trustees who were elected in April 1998.

If any nominee for trustee shall become unavailable (which management has no reason to believe will be the case), it is intended that the shares represented by the enclosed Proxy Card will be voted for any such replacement or substitute nominee as may be nominated by the Board of Trustees. A brief biographical statement for each nominee follows:

NOMINEE AND YEAR                      PRESENT AND PAST POSITIONS
FIRST BECAME TRUSTEE                  AND OTHER INFORMATION
--------------------------------------------------------------------------------------------------
GEORGE R. WACKENHUT                   Mr. Wackenhut is Chairman and founder of The Wackenhut
1998                                  Corporation, the parent company of Wackenhut Corrections
Age 80                                Corporation ("Wackenhut Corrections"). Mr. Wackenhut has
                                      also served as a director of Wackenhut Corrections since
                                      July 1988. Mr. Wackenhut was President of The Wackenhut
                                      Corporation from the time of its founding in 1955 until
    [PHOTO]                           1986. Prior to that, Mr. Wackenhut had been a Special Agent of the Federal Bureau of Investigation from 1950 to 1954. He received a Bachelor of Science Degree from the University of
                                      Hawaii and a Masters of Education Degree from Johns Hopkins
                                      University. Mr. Wackenhut is on the Dean's Advisory Board of
                                      the University of Miami School of Business, the National
                                      Council of Trustees, Freedom Foundation at Valley Forge, the
                                      President's Advisory Council for the Small Business
                                      Administration, Region IV, and is a member of the National
                                      Board of the National Soccer Hall of Fame. Mr. Wackenhut is
                                      a past member of the Law Enforcement Council, National
                                      Council on Crime and Delinquency, and the Board of Visitors
                                      of the United States Army Military Police School. His son,
                                      Richard R. Wackenhut, is a Trustee of the Company.
--------------------------------------------------------------------------------------------------

ANTHONY D. TRAVISONO                  Mr. Travisono is on the faculty at Salve Regina University
1998                                  in Rhode Island. He serves as an international consultant on
Age 74                                corrections issues. From 1974 to 1991, Mr. Travisono was
                                      Executive Director of the American Correctional Association.
                                      His career in the correctional field extends over 50 years, during which Mr. Travisono has been Director, Rhode Island
                                      Department of Corrections; Director, Rhode Island Department
                                      of Social Welfare; Superintendent, Iowa Training School for
    [PHOTO]                           Boys; and Superintendent, Rhode Island Training School for
                                      Boys. He serves on the Advisory Committee for Women at the
                                      Rhode Island Department of Corrections and on the Advisory
                                      Committee for the Rhode Island Salvation Army Rehabilitation
                                      Center, and he is President of New Time, a halfway house for men. Mr. Travisono is a 1950 Graduate of Brown University
                                      and received a Masters Degree in Social Work from Boston
                                      University in 1953. Mr. Travisono served as a Director of
                                      Wackenhut Corrections from April 1994 to February 1998.
--------------------------------------------------------------------------------------------------

NOMINEE AND YEAR                      PRESENT AND PAST POSITIONS
FIRST BECAME TRUSTEE                  AND OTHER INFORMATION
--------------------------------------------------------------------------------------------------
CLARENCE E. ANTHONY                   Mr. Anthony has been the President and Chief Executive
1998                                  Officer of Emerge Consulting Corporation, a government
Age 40                                contracts consulting and marketing firm located in South
                                      Bay, Florida, since October 1997. Prior thereto, Mr. Anthony was the Director, Client Management Services of CH2M Hill, a
                                      government consulting firm located in West Palm Beach,
                                      Florida from 1995-1997 where his duties included developing and implementing tactical action plans for client
                                      procurements. From 1992 to 1995, Mr. Anthony served as Vice
                                      President of William R. Hough & Company, an investment
                                      banking firm in Palm Beach Gardens, Florida where he was
                                      responsible for developing financial strategies for
                                      municipal capital projects. Mr. Anthony is a former
                                      President of the Florida League of Cities and immediate past
                                      President of the National League of Cities. He has been the
                                      Mayor of South Bay, Florida since 1984 and serves on the
                                      Board of Directors of the National Conference of Black
                                      Mayors
--------------------------------------------------------------------------------------------------

VOTE REQUIRED AND BOARD RECOMMENDATION

Assuming the presence of a quorum at the Annual Meeting, each Trustee may be elected by the affirmative vote of a plurality of the votes cast by the holders of Common Shares present at the Annual Meeting in person or by proxy and entitled to vote on the election of Trustees.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR TRUSTEE. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

BOARD AND COMMITTEE MEETINGS

A total number of four meetings of the Board of Trustees were held during the past fiscal year. All Trustees attended at least 75% of such meetings, and at least 75% of the meetings of each of the Committees on which they served (during the period that they served as Trustees).

AUDIT COMMITTEE

The Trust has an Audit Committee (the "Audit Committee") whose members during fiscal 1999 were as follows:

                                       Robert R. Veach, Jr., Chairman
                                       James D. Motta
                                       William M. Murphy

The Audit Committee met five (5) times during the past fiscal year.

All of the members of the Audit Committee are independent, non-employee Trustees. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, and reviews the adequacy of the Company's internal accounting controls.

NOMINATING AND COMPENSATION COMMITTEE

The Trust has a Nominating and Compensation Committee (the "Compensation Committee") whose members during fiscal 1999 were as follows:
                                       Clarence E. Anthony, Chairman
                                       Anthony P. Travisono
                                       James D. Motta

The Nominating and Compensation Committee met once during 1999.

Beginning in fiscal 1999, the Compensation Committee formally evaluated the performance of the Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO"). The Compensation Committee is composed of three independent, non-employee Trustees who are not eligible to participate in any of the executive compensation programs. Among its other duties, the Compensation Committee is responsible for recommending to the full Board of Trustees the annual remuneration for all executive officers, including the Chief Executive Officer and the other officers, and oversees the Trust's compensation plans for key employees.

Shareholders desiring to suggest qualified nominees for Trustee should advise the Secretary of the Trust in writing and include sufficient biographical material to permit an appropriate evaluation.

NOMINATING AND COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

The Compensation Committee seeks to provide, through its administration of the Trust's compensation program, salaries that are competitive and incentives that are primarily related to corporate performance. The components of the compensation program are base salary and annual incentive bonuses.

Base salary is the fixed amount of total annual compensation paid to executives on a regular basis during the course of the fiscal year. Management of the Trust determines a salary for each senior executive position that it believes is appropriate to attract and retain talented and experienced executives. The starting point for this analysis is each officer's base salary for the immediately preceding fiscal year. From time to time, management will obtain reports from independent organizations concerning compensation levels for reasonably comparable companies. This information will be used as a market check on the reasonableness of the salaries proposed by management. Management will then recommend executive salaries to the Compensation Committee.

The Compensation Committee reviews and adjusts the salaries suggested by management as it deems appropriate, and generally asks management to justify its recommendations, particularly if there is a substantial difference between the recommended salary and an officer's compensation for the prior fiscal year. In establishing the base salary for each officer (including that of the CEO), the Compensation Committee will evaluate numerous factors, including the Trust's operating results, net income trends, and stock market performance, as well as comparisons with financial and stock performance of other companies, including those that are in competition with the Trust. In addition, data developed as a part of the strategic planning process, but which may not directly relate to corporate profitability, will be utilized as appropriate.

The Summary Compensation Table set forth elsewhere in this Proxy Statement shows the salary paid to the CEO in 1999. The Compensation Committee considered a number of factors in determining the compensation to be paid to the Trust's Chief Executive Officer, including levels generally paid to executives in the Trust's industry, the capabilities of the Chief Executive Officer and his projected contribution to the Trust's performance on a short- and long-term basis.

The Trust also maintains a Share Incentive Plan for executive officers, including the CEO, and proposes the adoption of the 2000 Stock Option Plan. Participants receive stock incentive grants based upon their overall contribution to the Trust. Such grants are at market value at the time of grant and have variable vesting periods in order to encourage retention.

By the Nominating and Compensation Committee

       Clarence E. Anthony, Chairman
       Anthony P. Travisono
       James D. Motta

EXECUTIVE COMPENSATION

The following table shows remuneration paid or accrued by the Trust during the fiscal year ended December 31, 1999 to the Trust's Chief Executive Officer, and to the other executive officer of the Trust whose total compensation during the last fiscal year exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                                   ----------------------------
                                                                                     AWARDS
                                                                   OTHER           SECURITIES
                                                                   ANNUAL          UNDERLYING      ALL OTHER
                                                                COMPENSATION        OPTIONS/      COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)      BONUS($)         ($)             SARS(#)          ($)(2)
---------------------------------------------------------------------------------------------------------------
Charles R. Jones             1999   $200,000       $60,000          --               30,000              --
President and                1998   $150,000*      $45,000          --               75,000           2,333(1)
Chief Executive Officer
Patrick T. Hogan             1999   $100,000        25,000          --               15,000              --
Vice President,              1998     80,000*       20,000          --               10,000           2,318(1)
Chief Financial Officer,
Secretary and Treasurer

NOTES

      *  Annualized because Trust commenced operations on April 28, 1998.
     (1) Consists of approximately $2,333 contributed by the Trust to Mr. Jones' 401(k), and $2,318 contributed to Mr. Hogan's 401(k).

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                                -----------------------------------------------------
                                 NUMBER OF     % OF TOTAL
                                SECURITIES    OPTIONS/SARS    EXERCISE
                                UNDERLYING     GRANTED TO      OR BASE                   GRANT DATE
                                OPTIONS/SAR   EMPLOYEES IN      PRICE      EXPIRATION      PRESENT
NAME                              GRANTED     FISCAL YEAR     ($/SHARE)       DATE          VALUE
-----------------------------------------------------------------------------------------------------
Charles R. Jones                  30,000(1)       49%          $17.31      1/20/2009      $ 15,300(2)
Patrick T. Hogan                  15,000(1)       25%          $17.31      1/20/2009      $  7,650(2)

     (1) These options vested immediately as to one-fourth of the total and vest as to the remaining shares ratably on the first, second, and third anniversary of the grant date.

     (2) Based on present value of $0.51 per share determined under the Black-Scholes' pricing model. Assumptions used are as follows:

                                                              1999
-------------------------------------------------------------------
Discount interest rate                                         4.69%
Expected life (years)                                            10
Expected volatility                                            13.9%
Quarterly dividend rate                                         8.1%

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES

                                                 NUMBER OF SECURITIES
                         SHARES                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                        ACQUIRED                   OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                           ON       VALUE              YEAR-END                   FISCAL YEAR-END
                        EXERCISE   REALIZED   ---------------------------   ---------------------------
         NAME             (#)        ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------------------------------------------------------------------------------
Charles R. Jones          --         --          45,000        60,000           $0             $0
Patrick T. Hogan          --         --           8,750        16,250           $0             $0

TRUSTEES' COMPENSATION

During fiscal year 1999, Trustees who are not executive officers of the Trust were paid $2,500 quarterly and $1,000 for each Trustees' Meeting attended. In addition, Trustees who are not executive officers of the Trust receive $500 for each committee meeting attended as a committee member and $750 for each committee meeting attended as committee Chairman on days that the full Board does not also convene. Each Trustee also receives an option to purchase 5,000 shares from the Trust upon appointment to the Board of Trustees and receives annually options to purchase up to 2,000 shares of the Trust. The Trust paid no other compensation to Trustees or their affiliates during 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 1999, the following members of the Board participated in deliberations concerning executive officer compensation: Clarence E. Anthony, Anthony P. Travisono, and James D. Motta. None of the members of the Board served as an executive or a member of the compensation committee (or equivalent) of another entity, one of whose executive officers or directors served on the Board of the Company. None of the executive officers who are members of the Board participated in discussions with respect to issues relating to their own compensation.

PRINCIPAL SHAREHOLDERS OF THE COMPANY

The following table shows the number of Common Shares that were beneficially owned as of March 10, 2000, by each named executive officer, by Trustees and Trustee nominees and executive officers as a group, and by each person or group who was known by the Trust to beneficially own more than 5% of the Trust's outstanding Common Shares.

                                                                       COMMON STOCK
                                                              ------------------------------
                                                              AMOUNT & NATURE       PERCENT
                                                               OF BENEFICIAL          OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                       OWNERSHIP(A)(B)        CLASS
--------------------------------------------------------------------------------------------
Dr. George C. Zoley                                                 84,000(2)        *
Charles R. Jones                                                    87,703(3)        *
George R. Wackenhut                                                 89,000(2)        *
Richard R. Wackenhut                                                91,074(2)        *
Anthony P. Travisono                                                12,000(4)        *
Clarence E. Anthony                                                  7,509(4)        *
James D. Motta                                                       7,000(4)        *
William M. Murphy                                                    9,600(4)        *
Robert R. Veach, Jr.                                                 8,000(4)        *
Patrick T. Hogan                                                    18,000(5)        *
ALL EXECUTIVE OFFICERS AND TRUSTEES AS A GROUP (10 PERSONS)        413,886            5.8%
J.W. Seligman & Co. Incorporated                                 1,292,545           18.1%

 *    Beneficially owns less than 1%
(1) Unless provided otherwise, the business address of each beneficial owner is 3300 PGA Boulevard, Suite 430, Palm Beach Gardens, Florida 33410.
(2) Includes options to purchase 40,000 Common Shares which have vested, 20,000 Common Shares which will vest on the second anniversary of the Offering, 2,000 shares which vested in January 1999 and 2,000 shares which vested in January 2000. Does not include options to purchase 20,000 Common Shares, which vest on the third anniversary of the consummation of the Offering.
(3) Includes options to purchase 37,500 Common Shares, which have vested, 18,750 Common Shares which will vest on the second anniversary of the Offering, 7,500 shares which vested in January 1999, and 7,500 shares which vested in January 2000. Does not include options to purchase 18,750 Common Shares, which vest on the third anniversary of the consummation of the Offering. Also does not includes 15,000 shares vesting in two equal annual installments beginning in January 2001.
(4) Includes options to purchase 7,000 Common Shares (5,000 of which vested upon the consummation of the Offering and 2,000 which vested in January
      1999).
(5) Includes options to purchase 5,000 Common Shares which have vested and 2,500 Common Shares which will vest on the second anniversary of the Offering. Does not include options to purchase 2,500 Common Shares, which vest on the third anniversary of the consummation of the Offering. Also includes 3,750 shares which vested in January 1999 and 3,750 which vested in January 2000 but does not include 7,500 shares vesting in two equal annual installments beginning in January 2001.
(A) Information concerning beneficial ownership was furnished by the persons named in the table or derived from documents filed with the Securities and Exchange Commission.
(B) Total shares include options that are immediately exercisable and options exercisable within 60 days.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
Correctional Properties Trust, NAREIT-All, and Russell 2000 Indexes

--------------------------------------------------------------------------------

(Performance through December 31, 1999)

                                                 CORRECTIONAL PROPERTIES
                                                          TRUST                   NAREIT - ALL                RUSSELL 2000
                                                 -----------------------          ------------                ------------
April 23, 1998                                           100.00                      100.00                      100.00
December 31, 1998                                         82.10                       85.11                       87.81
December 31, 1999                                         59.84                       79.54                      105.09

Assumes $100 invested on April 23, 1998 in Common Shares and the Index companies.

* Total return assumes reinvestment of dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with the organization of the Trust and the consummation of the Trust's initial public offering on April 28, 1998 (the "Offering"), the Trust has entered into a series of contractual arrangements with Wackenhut Corrections. Dr. George C. Zoley, the Chairman of the Trust, and George R. Wackenhut and Richard R. Wackenhut, each also a trustee, are members of the Board of Directors of Wackenhut Corrections. Dr. Zoley is the Chief Executive Officer of Wackenhut Corrections. In addition Charles R. Jones, the President and Chief Executive Officer of the Trust and Patrick T. Hogan, the Vice President and Chief Financial Officer of the Trust, were employed by Wackenhut Corrections. Messrs. Jones and Hogan resigned their positions with Wackenhut Corrections upon completion of the Offering.

INITIAL FACILITIES

The Trust and Wackenhut Corrections entered into a Purchase Agreement dated April 28, 1998 (the "Purchase Agreement"), pursuant to which the Trust acquired, directly or as assignee of Wackenhut Corrections' contract rights, eight correctional and detention facilities operated by Wackenhut Corrections (the "Initial Facilities") for an aggregate cash purchase price of approximately $113.0 million. The Purchase Agreement contains representations and warranties by Wackenhut Corrections customarily found in agreements of such types that have survived the consummation of an offering for a period of one year.

OPTION FACILITIES

The Trust and Wackenhut Corrections entered into Option Agreements dated April 28, 1999 pursuant to which Wackenhut Corrections granted the Trust the option to acquire three correctional and detention facilities under development by Wackenhut Corrections (the "Option Facilities") at any time during the earlier of (i) four years after receipt of a certificate of occupancy for the subject facility, or (ii) six months after such facility achieves an occupancy level of 75% of the number of beds authorized under the certificate of occupancy for the facility. The purchase price for a given Option Facility equals 105% (or such lower percentage as may be agreed to by Wackenhut Corrections) of the aggregate cost related to the acquisition, development, design, construction, equipment and start-up of such Option Facility (which in the case of goods and services provided by Wackenhut Corrections, will not exceed the costs which would be paid therefor if purchased from a third party) (the "Total Facility Cost"). If the Trust elects to purchase all of the currently available Option Facilities, the aggregate purchase price is estimated to be approximately $37.0 million.

On October 30, 1998, Correctional Properties Trust completed the acquisition of the 600-bed medium security Lea County Correctional Facility in Hobbs, New Mexico (the "Hobbs Facility") for approximately $26,500,000. During January 1999, the Company completed the acquisition of the 600-bed expansion of the Hobbs Facility for approximately $20,000,000.

The Company also purchased from WCC on January 15, 1999 for approximately $46,000,000 the Lawton Correctional Facility (the "Lawton Facility"). The prices of both facilities consisted of WCC's project costs. WCC has agreed to leaseback the Lawton Facility from the Company for an initial term of ten years, with three additional renewal options for terms of five years each. The renewal terms are to be determined by fair market rental rates.

The Trust purchased the Jena Juvenile Justice Center from Wackenhut Corrections on January 7, 2000 for approximately $15,300,000 with funds available under the Trust's credit facility. Wackenhut Corrections leased the facility at an initial rate of 11% with 4% annual escalators throughout the ten year lease term.

LEASES

Concurrent with the Trust's acquisitions, the Trust leased such facilities to Wackenhut Corrections pursuant to leases with initial terms of 10 years. Subject to certain limited exceptions, the term of each of the leases may be extended by Wackenhut Corrections for three additional five-year terms at a fair market rental rate as mutually agreed upon by the Trust and Wackenhut Corrections or, in the absence of such an agreement, as determined by binding arbitration. In addition, the term of any of the leases may be automatically extended upon expiration thereof on the same terms as provided in the leases (including the then applicable base rent and base rent escalation) if Wackenhut Corrections is obligated under an unexpired sublease with respect to such facility. Under the terms of the leases, Wackenhut Corrections has a right of first refusal on the proposed sale by the Trust of any of the facilities owned by the Trust (the "Owned Facilities"). If acquired, the Option Facilities are to be leased to Wackenhut Corrections pursuant to leases virtually identical to the leases for the Owned Facilities. The Trust received approximately $22 million from Wackenhut Corrections in rental payments during 1999.

RIGHT TO PURCHASE

The Trust and Wackenhut Corrections entered into a Right to Purchase Agreement dated April 28, 1998, pursuant to which the Trust has the right, during the 15 years following the consummation of the Offering (so long as there are any leases in force between the Trust and Wackenhut Corrections), to acquire and lease back to Wackenhut Corrections any correction or detention facility or facilities which Wackenhut Corrections acquires or has the right to acquire (the "Future Facilities"), subject to certain limited exceptions where Wackenhut Corrections is restricted from transferring ownership of a facility. Under the terms of the Right to Purchase Agreement, the Trust may purchase a particular Future Facility at any time during the earlier of (i) four years from the receipt of a certificate of occupancy for a Future Facility developed by Wackenhut Corrections or from the date of acquisition of a Future Facility acquired by Wackenhut Corrections, or (ii) six months after the Future Facility attains an occupancy level of 75% of the number of beds authorized under the certificate of occupancy for the Future Facility. The purchase price is to equal 105% (or such lower percentage as may be agreed to by Wackenhut Corrections) of the Total Facility Cost of such Future Facility. In the case of any Future Facilities acquired during the first five years of the Right to Purchase Agreement, the initial annual rental rate for such Future Facilities is to be the greater of (i) the fair market rental rate as mutually agreed upon by the Trust and Wackenhut Corrections, and in the absence of such agreement, as determined by binding arbitration, or (ii) 9.5% of the purchase price of such Future Facility. For facilities acquired thereafter, the initial annual rental rate is to be the fair market rental rate as mutually agreed upon by the Trust and Wackenhut Corrections, or in the absence of such agreement, as determined by binding arbitration.

Pursuant to the Trust's Bylaws, the Independent Committee, which consists of 5 independent Trustees from the Company's Board of Trustees, is required to approve the entering into or the consummation of any agreement or transaction with Wackenhut Corrections or its affiliates including, but not limited to enforcement and negotiation of the terms of any lease of any of the Trust's facilities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Trust during and with respect to its most recent fiscal year, all SEC Forms 3, 4 and 5 filings have been made when due.

PROPOSAL NO. 2
APPROVAL OF THE ADOPTION OF
CORRECTIONAL PROPERTIES TRUST 2000 STOCK OPTION PLAN

The Board of Trustees asks shareholders to ratify the action of the Board of Trustees in approving and adopting the Correctional Properties Trust 2000 Stock Option Plan.

On January 20, 2000, the Board adopted, subject to shareholder approval, the Correctional Properties Trust 2000 Stock Option Plan (the "Plan"). The Plan sets forth the terms pursuant to which options to purchase Common Shares may be granted by the Board of Trustees, or a committee designated by the Board of Trustees.

The purpose of the Plan is to provide key employees and trustees (including non-employee trustees), of the Trust or any parent or subsidiary with the opportunity to acquire, or increase a proprietary interest in the Trust. The Board believes the Plan will create a stronger incentive for these individuals to expend maximum effort toward the growth and success of the Trust, and will encourage such individuals to remain in the employ of the Company or one or more of its subsidiaries.

The material features of the Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the plan. A copy of the Plan is attached hereto as Annex A and is incorporated herein by reference.

AWARDS AVAILABLE FOR ISSUANCE UNDER THE PLAN

Nonqualified options, if granted, will provide for the right to purchase Common Shares at a price specified by the Board or committee and usually will become exercisable in installments after the grant date. Nonqualified options may be granted for any reasonable term and may be transferable in certain limited circumstances.

Incentive options, if granted, will be designed to comply with the "incentive stock option" ("ISO") provisions of the Internal Revenue Code of 1986, as amended (the "Code") and will be subject to restrictions contained therein, including that the exercise price must generally equal at least 100% of fair market value of Common Shares on the grant date and that the term generally must not exceed ten years. ISOs may be modified after the grant date to disqualify them from treatment as an "incentive stock option."

SHARES SUBJECT TO THE PLAN

A maximum of 170,000 Common Shares will be reserved for issuance under the Plan. Based upon the closing price of $10.81 for a common share on March 17, 2000, the aggregate value of the Common Shares reserved for issuance under the Plan is approximately $1,800,000. The Plan provides that no single individual may be granted in any one year options to purchase greater than 50,000 Common Shares. Otherwise, there is no limit on the number of awards that may be granted to any one individual so long as the grant does not violate the ownership limit imposed by the Trust's organization documents or cause the Trust to fail to qualify as a REIT for federal income tax purposes.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

In general, a participant will not recognize taxable income upon the grant or exercise of an option that qualifies as an ISO. However, upon the exercise of an ISO, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income. When a participant disposes of shares acquired by exercise of an ISO, the participant's gain (the difference between the sale proceeds and the price paid by the participant for the shares) upon the disposition will be taxed as capital gain provided the participant does not dispose of the shares within two years after the date of grant, nor within one year after the date of exercise, and exercise occurs while the participant is an employee of the Trust or a subsidiary of the Trust or within three months after termination of employment for reasons other than death or disability. If the first condition is not met, the participant generally will realize ordinary income in the year of the disqualifying disposition. If the second condition is not met, the participant generally will recognize ordinary income upon exercise of the ISO.

In general, a participant who receives a nonqualified stock option will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option.

The employer (either the Trust or its affiliate) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option. The amount of the deduction will be equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of certain disqualifying dispositions of Common Shares acquired upon the exercise of an ISO.

The transfer of a nonqualified stock option to an immediate family member of the optionee will have no immediate tax consequences to the Trust, the participant or the immediate family member. Upon the subsequent exercise of the transferred option by the permitted family member, the participant will realize ordinary income in an amount measured by the difference between the option exercise price and the fair market value of the shares on the date of exercise, and the employer will be entitled to a deduction in the same amount. Any difference between such fair market value and the price at which the immediate family member may subsequently sell such shares will be treated as capital gain or loss to the permitted family member, long-term or short-term depending on the length of time the shares have been held by the permitted family member.

Section 162(m) of the Code places a limitation of $1,000,000 on the amount of compensation payable to certain executive officers of a publicly-held corporation that may be deducted for federal income tax purposes. This limitation does not apply to certain performance-based compensation paid under a plan that meets the requirements of the Code and the Treasury Regulations promulgated thereunder. While the Plan generally complies with the requirements for performance-based compensation, the $1,000,000 deduction limitation may apply to the exercise of certain options granted to executive officers in the future.

VOTE REQUIRED AND BOARD RECOMMENDATION

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required to approve the adoption of the Correctional Properties Trust 2000 Share Incentive Plan.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADOPTION OF THE PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL NO. 3
APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Although not required by the By-Laws, the Board of Trustees, in the interest of accepted corporate practice, asks shareholders to ratify the action of the Board of Trustees in appointing the firm of Arthur Andersen LLP to be the independent certified public accountants of the Trust for the fiscal year 2000. If the shareholders do not ratify this appointment, the Trust's Board of Trustees will reconsider its action. Arthur Andersen LLP has advised the Trust that no partner or employee of Arthur Andersen LLP has any direct financial interest or any material indirect interest in the Trust other than receiving payment for its services as independent certified public accountants.

A representative of Arthur Andersen LLP, the principal independent public accountants of the Trust for the most recently completed fiscal year, is expected to be present at the shareholders' meeting and will have an opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions raised orally at the meeting.

VOTE REQUIRED AND BOARD RECOMMENDATION

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required to ratify the action of the Board of Trustees in appointing the firm of Arthur Anderson LLP to be independent certified public accountants of the Trust for the fiscal year 2000.

THE TRUSTEES DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

SHAREHOLDER PROPOSAL DEADLINE

The Company's Bylaws require shareholders who intend to nominate directors or propose new business at any annual meeting to provide advance notice of such intended action as well as certain additional information. This Bylaw provision requires shareholders to provide the Company with notice of their intent to nominate directors or propose new business at an annual meeting not less than 30 days nor more than 60 days prior to such annual meeting. Accordingly, for a matter to be properly presented at the Annual Meeting by a shareholder, the Secretary of the Company must have received written notice thereof after January 26, 2000 and before February 26, 2000.

Shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Trust for inclusion in the Trust's proxy statement and form of proxy relating to that meeting by November 25, 2000.

A shareholder otherwise desiring to bring a proposal before the 2001 Annual Meeting of Shareholders must deliver the proposal to the Secretary of the Company at the principal executive offices of the Company on or after January 25, 2001 and on or before February 25, 2001.

OTHER MATTERS

The Board of Trustees knows of no other matters to come before the shareholders' meeting. However, if any other matters properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF TRUSTEES.

                                           Patrick T. Hogan
                                           Vice President, Chief Financial
                                           Officer,
                                           Secretary and Treasurer

March 24, 2000

--------------------------------------------------------------------------------

A COPY OF THE TRUST'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE WITHOUT CHARGE TO INTERESTED SHAREHOLDERS UPON WRITTEN REQUEST TO PATRICK T. HOGAN, VICE PRESIDENT, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, CORRECTIONAL PROPERTIES TRUST, 3300 PGA BOULEVARD, SUITE 430, PALM BEACH GARDENS, FLORIDA, 33410.

                                   APPENDIX A
                         CORRECTIONAL PROPERTIES TRUST
                             2000 STOCK OPTION PLAN

1. ESTABLISHMENT

Correctional Properties Trust, a Maryland real estate investment trust (the "Company"), hereby establishes the "Correctional Properties Trust 2000 Stock Option Plan" (the "Plan").

2. PURPOSE

The purpose of the Plan is to advance the interests of the Company by providing Eligible Individuals (as defined in Section 6 below) with an opportunity to acquire or increase a proprietary interest in the Company, which will thereby create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such individuals to remain in the employ of the Company or one or more of its subsidiaries.

3. ADMINISTRATION

(a) Board of Trustees. The Plan shall be administered by the Company's Board of Trustees (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any stock option granted under the Plan ("Option") or Option Agreement (as defined in Section 9 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company's Declaration of Trust and By-Laws, as amended, and applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final, conclusive and binding on all Optionees (as defined in Section 7 hereof).

(b) Committee. The Board may, in its discretion, from time to time appoint a committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Parent or Subsidiary (as defined in Section 4 hereof), and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in
Section 3(a) above, as the Board shall determine, consistent with the Declaration of Trust and the By-Laws of the Company, as amended, and applicable law. The Board may remove members, add members and fill vacancies on the Committee from time to time, all in accordance with the Company's Declaration of Trust and By-Laws, as amended, and applicable law. The majority vote of the

Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

(c) No Liability. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

(d) Delegation to the Committee. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in
Section 3(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, conclusive and binding on all Optionees (as defined in Section 7 hereof).

4. TYPE OF OPTIONS

Each Option may be designated by the Board, in its sole discretion, either as
(i) an "incentive stock option" ("Incentive Stock Options") within the meaning of Section 422 of the Code, or (ii) as a non-qualified stock option which is not intended to meet the requirements of Section 422 of the Code; provided, however, that Incentive Stock Options may only be granted to employees of the Company, any "subsidiary corporation" as defined in Section 424 of the Code (a "Subsidiary") or any "parent corporation" as defined in Section 424 of the Code (a "Parent"). In the absence of any designation, Options granted under the Plan will be deemed to be non-qualified stock options. The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as incentive stock options under Section 422 of the Code. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified stock options automatically on the date of such failure to continue to meet such requirements without further action by the Board.

5. COMMON SHARES

The capital stock of the Company that may be issued pursuant to Options granted under the Plan shall be common shares of beneficial interest, par value $.001 per share, of the Company (the "Common Shares"), which shares may be treasury shares or authorized but unissued shares. The total number of Common Shares that may be issued pursuant to Options granted under the Plan, which number shall be subject to adjustment as provided in Section 18 below, shall be one hundred seventy thousand (170,000) shares. If any Option expires, terminates or is terminated or canceled for any reason prior to exercise in full, the Common Shares that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

6. ELIGIBILITY

Options may be granted under the Plan to any key employee or trustee (including any non-employee trustee) of the Company or any Parent or Subsidiary, as determined by the Board from time to time on the basis of their importance to the business of the Company (collectively, "Eligible Individuals"), provided, however, that Incentive Stock Options may only be granted to employees of the Company or any Parent or Subsidiary. An individual may hold more than one Option, subject to such restrictions as are provided herein.

7. GRANT OF OPTIONS

Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Board may determine ("Optionees"), Options to purchase such number of Common Shares on such terms and conditions as the Board may determine. The date on which the Board approves the grant of an Option (or such later date as is specified by the

Board) shall be considered the date on which such Option is granted. The maximum number of Common Shares subject to Options that may be granted during any calendar year under the Plan to any executive officer or other employee of the Company whose compensation is subject to Section 162(m) of the Code shall be fifty thousand (50,000) shares, unless otherwise determined by the Board in writing. The immediately preceding sentence shall only be effective if the Company is a "publicly held corporation," as defined in Section 162(m) of the Code.

8. LIMITATION ON INCENTIVE STOCK OPTIONS

(a) Ten Percent Shareholder. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless (i) the purchase price for each Common Share subject to such Incentive Stock Option is at least one hundred and ten percent (110%) of the fair market value of a Common Share on the date of grant (as determined in good faith by the Board) and (ii) such Incentive Stock Option is not exercisable after the date which is five years from the date of grant.

(b) Limitation on Grants. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company or a Parent or Subsidiary) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a non-qualified stock option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any Parent or Subsidiary which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

9. OPTION AGREEMENTS

All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), which shall be executed by the Company and by the Optionee, in such form or forms and containing such terms and conditions not inconsistent with the terms of the Plan as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

10. OPTION PRICE

The purchase price of each Common Share subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement. Notwithstanding anything to the contrary set forth in the Plan or in any Option Agreement, the Option Price of any Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of a Common Share on the date the Option is granted. If the Common Shares are then listed on any national securities exchange, the fair market value shall be the closing price of a Common Share on such exchange on the last trading day immediately prior to the date of grant; provided, however, that when granting Incentive Stock Options, the Board shall determine fair market value in accordance with the provisions of
Section 422 of the Code. If the Common Shares are not listed on any such exchange, the fair market value shall be determined in good faith by the Board.

11. TERM AND VESTING OF OPTIONS

(a) Option Period. Subject to the provisions of Sections 8(a) and 14 hereof, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten (10) years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Board may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Board in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed 10 years.

(b) Vesting.

        (i) Incentive Stock Options. Subject to the provisions of Sections 11(c) and 14 hereof, each Option Agreement will specify the vesting schedule applicable to Incentive Stock Options; provided, however, that except as provided in Sections 11(c) and 14 hereof, and unless otherwise specified in the Option Agreement, Incentive Stock Options shall be exercisable as follows: 25% on the date of grant and 25% each on the first three anniversaries of the date of grant. If the Board provides, in its sole discretion, that any Incentive Stock Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Board shall determine, in its sole discretion.

        (ii) Non-qualified Stock Options. Subject to the provisions of Sections 11(c) and 14 hereof, each Option Agreement will specify the vesting schedule applicable to non-qualified stock Options ("Non-qualified Stock Options"); provided, however, that except as provided in Sections 11(c) and 14 hereof, and unless otherwise specified in the Option Agreement, Non-qualified Stock Options shall be exercisable as follows: 25% on the date of grant and 25% each on the first three anniversaries of the date of grant. If the Board provides, in its sole discretion, that any Non-qualified Stock Options is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Board shall determine, in its sole discretion.

(c) Change of Control.  In the event of:

        (i) a "Change in Control" as defined in Section 11(d), or

        (ii) a "Potential Change in Control" as defined in section 11(e), but only if and to the extent so determined by the Board at or after grant (subject to any right of approval expressly reserved by the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

           A. Any Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

           B. The value of all outstanding Options, to the extent vested, shall, unless otherwise determined by the Board in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 11(f) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control.

(d) Definition of "Change in Control." For purposes of Section 11(c), a "Change in Control" means the happening of any of the following:

        (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of trustees of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

        (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the trustees of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of trustees of the Company immediately prior to such transaction; or

        (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each trustee of the Company first elected during such period was approved by a vote of at least two-thirds of the trustees of the Company then still in office who were trustees of the Company at the beginning of any such period.

(e) Definition of "Potential Change in Control." For purposes of Section 11(c), a "Potential Change in Control" means the happening of any one of the following:

        (i) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(c); or

        (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

(f) Definition of "Change in Control Price." For purposes of this Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Board.

12. MANNER OF EXERCISE AND PAYMENT

(a) Manner of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of Common Shares with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred
(100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

(b) Payment.  Subject to whatever installment exercise provisions apply under
Section 11(b), Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of an

Option or unrestricted Common Shares already owned by the Optionee or (based on the fair market value (as defined in Section 10 hereof) of the Option or the Common Shares on the date the option is exercised, as determined by the Board).

(c) Issuance of Certificates. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such Common Shares. An individual holding or exercising an Option shall have none of the rights of a shareholder until the Common Shares covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

13. TRANSFERABILITY OF OPTIONS

Incentive Stock Options shall be transferable by the Optionee only by will or by the laws of descent and shall be exercisable, during the Optionee's lifetime, only by the Optionee. Non-qualified Stock Options shall be transferable by the Optionee by will or by the laws of descent or, with the consent of the Board, to
(i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) one or more entities in which the Optionee has a 10% or greater equity interest, provided that (x) the share option agreement pursuant to which such Non-qualified Stock Options are granted must be approved by the Board, and (y) subsequent transfers of transferred Non-qualified Stock Options shall be prohibited except those in accordance with this subparagraph
(iv). Following transfer, any such Non-qualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan or the option agreement executed pursuant hereto, the term "Optionee" shall be deemed to refer to the transferee.

14. TERMINATION OF EMPLOYMENT, DEATH, DISABILITY OR BREACH OF RESTRICTIVE COVENANTS

(a) General. If an Optionee's employment with or service as a trustee (including a non-employee trustee) or consultant to the Company or any Parent or Subsidiary terminates for any reason other than cause (as defined below), death or Retirement of such Optionee, any vested Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board may determine at or after grant (or as may be determined in accordance with procedures established by the Board), for a period of two (2) years from the date of such termination or until the expiration of the stated term of such Option, whichever period is the shorter. In the event of such termination of employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-qualified Stock Option.

(b) Cause. Notwithstanding any provisions set forth in this Plan, unless otherwise determined by the Board at or after grant, if an Optionee's employment (including without limitation employment as an independent contractor or consultant) by the Company or any Parent or Subsidiary terminates for cause, all Options held by the Optionee shall thereupon terminate. For purposes of this paragraph, "cause" shall mean the following (i) the commission, or the alleged commission, by the Optionee of any act embezzlement, fraud or criminal misconduct, (ii) gross negligence, (ii) willful or continuing disregard for the safety or soundness of the Company, (iii) willful or continuing violation of the published rules of the Company, (iv) a request from a state or federal governmental agency having regulatory authority over the Company that the services of the Optionee be terminated, or (v) any act which constitutes termination for cause under any employment, independent contractor, consulting or other agreement the Optionee may have with the Company or any Parent or Subsidiary which defines the term "cause" for purposes of such agreement. The Board shall determine whether cause exists for purposes of this Plan and such determination shall be final, conclusive and binding on the Optionees.

(c) Death. If an Optionee dies while serving as an employee of Consultant to the Company or any Parent or Subsidiary or as a non-employee member of the Board, all Options held by the Optionee shall vest immediately and may thereafter be exercised by the executors or administrators or legatees or distributees of such Optionee's estate at any time within two (2) years after the date of such Optionee's death, or if earlier, the date specified in the Option Agreement pursuant to Section 11(a) above, to exercise such Options in whole or in part.

(d) Retirement. If an Optionee's service as an employee of or consultant to the Company or any Parent or Subsidiary or as a non-employee member of the Board terminates by reason of Retirement, any Options held by the Optionee shall vest immediately and may thereafter be exercised by the Optionee from the date of such termination until the expiration of the stated term of such Option. In the event of termination of service by reason of Retirement, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the Option will thereafter be treated as a Non-qualified Stock Option. For purposes of this Section, "Retirement" shall mean retirement from active employment with the Company or any Parent or Subsidiary or after age 60. (h)

15. USE OF PROCEEDS

The proceeds received by the Company from the sale of Common Shares upon exercise of Options granted under the Plan shall constitute general funds of the Company.

16. GENERAL PROVISIONS

(a) Distribution. The Board may require each person purchasing shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that the Optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

(b) Transfer Restrictions. All certificates for Common Shares or other securities delivered under the Plan shall be subject to such transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable Federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c) Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(d) No Rights. The adoption of the Plan shall not confer upon any employee of the Company or its Parent or Subsidiary any right to continued employment with the Company or a Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or its Parent or Subsidiary to terminate the employment of any of its employees at any time.

(e) Taxes. No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, withholding obligations may be settled with Common Shares that is part of an award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Parent and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(f) Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland.

17. AMENDMENT AND TERMINATION OF THE PLAN

The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an Optionee or participant under an Option theretofore granted, without the Optionee's or participant's consent, or which, without the approval of the Company's shareholders, would: (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan; or (b) change the employees or class of employees eligible to participate in the Plan.

The Board may amend the terms of any Option theretofore granted, prospectively or retroactively, but, subject to Section 18 hereof, no such amendment shall impair the rights of any holder without the holder's consent. The Board may also substitute new Options for previously granted Options (on a one for one or other basis), including previously granted Options having higher option exercise prices. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

18. EFFECT OF CHANGES IN CAPITALIZATION

In the event of any merger, reorganization, consolidation, recapitalization, Common Share dividend, Common Share split or other change in corporate structure affecting the Common Shares, an adjustment shall be made in the aggregate number of Common Shares reserved for issuance under the Plan, in the number and option price of shares of Common Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of Common Shares subject to any Option shall always be a whole number.

19. UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a participant or Optionee by the Company, nothing contained herein shall give any such participant or Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Shares or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Board otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

20. EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date of the Plan's approval by the Board and the Company's shareholders.

21. OWNERSHIP LIMITATION

All awards hereunder shall be subject to the ownership limitations set forth in the Declaration of Trust of the Company as such may be amended from time to time. Without limiting the generality of the foregoing, any award which causes a recipient, or any constructive or beneficial owner of Common Shares (as determined under Section 318 and 544, respectively, of the code), to own or be deemed to own shares in excess of such ownership limitation shall be void.

22. TERM OF PLAN

No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date as set forth in Section 22 above, but awards granted prior to such tenth anniversary may extend beyond that date.

                                                                      Appendix B


                         CORRECTIONAL PROPERTIES TRUST

                         3300 PGA Boulevard, Suite 430
                       Palm Beach Gardens, Florida 33410

           This Proxy is Solicited on Behalf of the Board of Trustees

         The undersigned hereby appoints Charles R. Jones and Patrick T. Hogan as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the Common Shares of Beneficial Interest of Correctional Properties Trust held of record by the undersigned on March 13, 2000, at the Annual Meeting of Shareholders to be held at the Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida at 2:00 p.m. (EST) April 25, 2000, or at any adjournment thereof.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES.

                  (Continued, and to be signed, on other side.)


       THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

                                                                       Please mark
                                                                       your votes as  [X]
                                                                       indicated in
                                                                       this example

1. ELECTION OF CLASS II TRUSTEES:

  Nominees: George R. Wackenhut,                      2. To ratify the action of    FOR  AGAINST  ABSTAIN
            Anthony D Travisono                          the Board of Trustees in   [ ]    [ ]      [ ]
            Clarence E. Anthony                          approving and adopting
    VOTE FOR all nominees     VOTE WITHHELD              the Correctional Properties
           listed          as to all nominees.           Trust 2000 Stock Option
     (except as marked                                   Plan.
      to the contrary)

                                                      3. To ratify the action of    [ ]    [ ]      [ ]
           [ ]                  [ ]                      the Board of Trustees in
                                                         appointing ARTHUR ANDERSEN LLP
                                                         as the independent certified
                                                         public accountants of
                                                         Correctional Properties Trust.

INSTRUCTION: To withhold authority                    4. In their discretion, the Proxies are authorized
      to vote for any individual nominee,                to vote upon such other business as may properly
      strike a line through the nominee's                come before the meeting or any adjournment
      name in the list above.                            thereof.


                                                                                     Please date and sign exactly as
                                                                                     name appears below. Joint owners
                                                                                     should each sign.
                                                                                     Attorneys-in-fact, Executors,
                                                                                     Administrators, Trustees,
                                                                                     Guardians, or corporate officers
                                                                                     should give full title.

                                                                                      Dated:_____________________________, 2000

                                                                                      _________________________________________
                                                                                      Signature

                                                                                      _________________________________________
                                                                                             Signature if held jointly
